Portfolio of Investments

March 31, 2022 (unaudited)

Baillie Gifford China A Shares Growth Fund

	Shares	Value
COMMON STOCKS — 99.5%
CHINA — 99.5%
Anker Innovations Technology Co., Ltd., Class A	2,400	$25,512
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,100	121,025
Beijing United Information Technology Co., Ltd., Class A	4,000	70,257
BGI Genomics Co., Ltd., Class A	2,700	34,272
Centre Testing International Group Co., Ltd., Class A	9,600	29,684
Contemporary Amperex Technology Co., Ltd., Class A	1,500	120,030
Foshan Haitian Flavouring & Food Co., Ltd., Class A	1,980	27,194
Glodon Co., Ltd., Class A	8,100	63,115
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	46,318
Hangzhou Tigermed Consulting Co., Ltd., Class A	3,100	52,278
Hefei Meiya Optoelectronic Technology, Inc., Class A	3,900	16,390
Iflytek Co., Ltd., Class A	3,500	25,508
Jafron Biomedical Co., Ltd., Class A	4,500	32,082
Jiangsu Hengrui Medicine Co., Ltd., Class A	3,432	19,842
Kweichow Moutai Co., Ltd., Class A	300	80,821
LONGi Green Energy Technology Co., Ltd., Class A	3,339	37,645
Luzhou Laojiao Co., Ltd., Class A	1,000	29,082
Midea Group Co., Ltd., Class A	8,300	74,030
Oppein Home Group, Inc., Class A	1,800	33,111
Ping An Insurance Group Co. of China Ltd., Class A	8,000	60,751
Proya Cosmetics Co., Ltd., Class A	1,300	38,504
SF Holding Co., Ltd., Class A	5,100	36,612
SG Micro Corp., Class A	1,200	61,317
Shandong Sinocera Functional Material Co., Ltd., Class A	5,900	32,007
Shenzhen Inovance Technology Co., Ltd., Class A	9,150	81,698
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,000	29,056
Sinocare, Inc., Class A	7,900	23,165
Topchoice Medical Corp., Class A *	1,700	38,142
WuXi AppTec Co., Ltd., Class A	3,636	63,870
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	3,258	29,758
Yonyou Network Technology Co., Ltd., Class A	7,280	26,173
Yunnan Baiyao Group Co., Ltd., Class A	1,900	24,426
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	25,220	65,680
		1,549,355
TOTAL INVESTMENTS — 99.5% (cost $1,197,036)		$1,549,355
Other assets less liabilities — 0.5%		7,527
NET ASSETS — 100.0%		$1,556,882

*	Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the annual period ended December 31, 2021.

Portfolio of Investments

March 31, 2022 (unaudited)

Baillie Gifford China A Shares Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$69,483	$1,479,872	$—	$1,549,355
Total	$69,483	$1,479,872	$—	$1,549,355

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the annual period ended December 31, 2021.